UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2005

infoUSA Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19598	47-0751545
(Commission File Number)	(I.R.S. Employer Identification No.)

5711 South 86th Circle
Omaha, Nebraska	68127
(Address of Principal Executive Offices)	(Zip Code)

(402) 593-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d)	On April 22, 2005, the Board of Directors of infoUSA Inc. (the “Company”) voted to increase the size of the Board of Directors from eight to nine directors, effective immediately, and elected Anshoo Gupta to serve as a director of the Company. Mr. Gupta was elected to serve in the class of directors whose term expires at the Company’s 2007 annual meeting of shareholders. Mr. Gupta was appointed to serve on the Audit Committee of the Board of Directors. Anshoo Gupta is not related to Vinod Gupta, Chairman and Chief Executive Officer of the Company.

A copy of the press release announcing the election of Mr. Gupta as a director is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following exhibit is furnished herewith:

           Exhibit 99.1     Press Release dated April 22, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA Inc. (Registrant)
Date: April 26, 2005	By:	/s/ RAJ DAS
Raj Das
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 22, 2005